UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2012

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Clarification of Second Quarter Dividend Record Date

On May 2, 2012, Excel Trust, Inc. issued a press release indicating that its Board of Directors had declared a second quarter cash dividend of $0.1625 per common share, a cash dividend of $0.4375 per share on the Company’s Series A Cumulative Convertible Perpetual Preferred Shares and a cash dividend of $0.5078 per share on the Company’s Series B Cumulative Redeemable Preferred Shares, payable on July 16, 2012 to shareholders of record as of June 30, 2012. As June 30, 2012 falls on a Saturday, the effective record date for the dividend will be the close of business on Friday, June 29, 2012.

Financial Statements for the Promenade Corporate Center

Excel Trust, Inc. (the “Company”) has acquired three properties in separate transactions since December 31, 2011, for an aggregate purchase price of approximately $100 million. Under the rules and regulations of the Securities and Exchange Commission, these properties are individually insignificant, but, in the aggregate, are significant. Regulation S-X requires the presentation of audited statements of revenues and certain operating expenses for a majority of the individually insignificant properties when acquired properties are individually insignificant, but significant in the aggregate. As a result, the Company is presenting a statement of revenues and certain operating expenses for the Promenade Corporate Center, a commercial office property with approximately 256,000 square feet of gross leasable area located at the entrance of the Company’s retail shopping center in Scottsdale, Arizona. The acquisition of the Promenade Corporate Center was completed on January 23, 2012 for a purchase price of approximately $53.0 million (and represents a majority of all properties acquired subsequent to December 31, 2011).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Properties Acquired

Independent Auditors’ Report
Statement of Revenues and Certain Expenses of the Promenade Corporate Center for the year ended December 31, 2011
Notes to Statement of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Statement of Operations of Excel Trust, Inc. for the three months ended March 31, 2012 and for the year ended December 31, 2011
Notes to Pro Forma Condensed Consolidated Statements of Operations of Excel Trust, Inc.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of the Promenade Corporate Center located in Scottsdale, Arizona (the “Property”) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

May 14, 2012

THE PROMENADE CORPORATE CENTER, ARIZONA

STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2011

Year ended December 31, 2011
Revenues:
Rental revenues	$5,962,000
Tenant reimbursements	604,000
Other income	135,000

Total revenues	6,701,000
Certain expenses
Property operating and maintenance	1,479,000
Property taxes	879,000
Management fees	116,000
Insurance	51,000

Total certain expenses	2,525,000

Revenues in excess of certain expenses	$4,176,000

See accompanying notes to statements of revenues and certain expenses.

THE PROMENADE CORPORATE CENTER, ARIZONA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenues and certain expenses includes the operations of the Promenade Corporate Center located in Scottsdale, Arizona (the “Property”). The Property contains approximately 256,000 square feet (unaudited) of commercial office space. The acquisition of the Promenade Corporate Center by Excel Trust, Inc. (the “Company”) from a nonaffiliated third party was completed on January 23, 2012 for a purchase price of approximately $53.0 million. The purchase price of $53.0 million was comprised of $13.9 million in cash paid and the issuance of 3,230,769 shares of the Company’s common stock with a fair value of approximately $39.1 million based on a closing price of $12.11 per share on the date of acquisition.

Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2011 to December 31, 2011 reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the period presented. The results of operations for the period from January 1, 2011 to December 31, 2011 are not necessarily indicative of the future operations and results.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through May 14, 2012, the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other operating expense are recognized as revenues in the period the applicable expenses are incurred or as specified in the leases. Rental receivables are periodically evaluated for collectability.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

Concentration of Credit Risk

The Property had one tenant that accounted for approximately 10% of revenues in the year ended December 31, 2011.

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2011 are as follows:

2012	$4,845,000
2013	3,900,000
2014	3,483,000
2015	2,315,000
2016	786,000
2017 and thereafter	607,000

$15,936,000

The Property was completed in 2007 and was approximately 83% occupied at December 31, 2011 (unaudited). The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include amounts for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the year ended December 31, 2011, $116,000 in property management fees were paid or payable to a company affiliated with the sellers of the Property.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Excel Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma financial information of Excel Trust, Inc. (the “Company”) is based on the historical financial statements of the Company. The unaudited pro forma condensed consolidated statements of operations of the Company for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared as if the acquisition of the Promenade Corporate Center (the “Property”) had occurred on January 1, 2011.

Such unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company filed with the Securities and Exchange Commission in the Company’s Quarterly Reports on Form 10-Q for the period ended March 31, 2012 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Property had been completed on the date indicated, nor does it purport to represent the Company’s results of operations as of any future date or for any future period. The pro forma condensed consolidated statements of operations of the Company are adjusted for the acquisition of the Property. In addition, the pro forma condensed consolidated financial statements are based upon pro forma allocations of the purchase price of the Property based upon preliminary estimates of fair value of the assets and liabilities assumed in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of their acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three months ended March 31, 2012

(in thousands, except per share amounts)

	Company Historical	Acquisition of the Promenade Corporate Center	Company
	(A)	(B)	Pro Forma
REVENUES:
Rental revenue	$16,153	$349	$16,502
Tenant recoveries	3,267	34	3,301
Other income	360	8	368

Total revenues	19,780	391	20,171
EXPENSES:
Maintenance and repairs	1,322	53	1,375
Real estate taxes	2,065	45	2,110
Management fees	191	—	191
Other operating expenses	829	39	868
General and administrative	3,502	—	3,502
Depreciation and amortization	8,279	120	8,399

Total expenses	16,188	257	16,445

Net operating income	3,592	134	3,726
Interest expense	(3,674)	(21)	(3,695)
Interest income	53	—	53
Changes in fair value of financial instruments and gain on OP unit redemptions	462	—	462

Net income	433	113	546
Net loss (income) attributable to non-controlling interest	5	(5)	—

Net income attributable to Excel Trust, Inc.	438	$108	$546
Preferred stock dividends	(2,121)	—	(2,121)

Net (loss) income attributable to the common stockholders	$(1,683)	$108	$(1,575)

Net loss per share attributable to the common stockholders – basic and diluted	$(0.06)		$(0.05)

Weighted-average common shares outstanding – basic and diluted	31,761	781	32,542

See accompanying notes

EXCEL TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2011

(in thousands, except per share amounts)

	Company Historical	Acquisition of the Promenade Corporate Center	Company
	(A)	(B)	Pro Forma
REVENUES:
Rental revenue	$44,265	$5,805	$50,070
Tenant recoveries	10,300	570	10,870
Other income	662	136	798

Total revenues	55,227	6,511	61,738
EXPENSES:
Maintenance and repairs	3,792	879	4,671
Real estate taxes	6,373	742	7,115
Management fees	576	—	576
Other operating expenses	3,106	651	3,757
Changes in fair value of earn-outs	(434)	—	(434)
General and administrative	12,773	—	12,773
Depreciation and amortization	23,290	1,987	25,277

Total expenses	49,476	4,259	53,735

Net operating income	5,751	2,252	8,003
Interest expense	(13,181)	(348)	(13,529)
Interest income	297	—	297
Gain on acquisition of real estate and sale of land parcel	1,479	—	1,479
Changes in fair value of financial instruments	1,154	—	1,154

Net (loss) income from continuing operations	(4,500)	1,904	(2,596)
Income from discontinued operations before gain on sale of real estate assets	1,023	—	1,023
Gain on sale of real estate assets	3,976	—	3,976

Income from discontinued operations	4,999	—	4,999

Net income	499	$1,904	$2,403
Net income attributable to non-controlling interest	(51)	(37)	(88)

Net income attributable to Excel Trust, Inc.	448	$1,867	$2,315
Preferred stock dividends	(3,228)	—	(3,228)

Net (loss) income attributable to the common stockholders	$(2,780)	$1,867	$(913)

Net loss per share attributable to the common stockholders – basic and diluted	$(0.15)		$(0.06)

Weighted-average common shares outstanding – basic and diluted	22,465	3,231	25,696

See accompanying notes

EXCEL TRUST, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(A) Derived from the Company’s condensed consolidated statement of operations and comprehensive loss for the three months ended March 31, 2012 and for the year ended December 31, 2011.

(B) To reflect the acquisition of the Property as if it were acquired on January 1, 2011 (including the period from January 1, 2012 through January 22, 2012 prior to the Company’s acquisition of the Property on January 23, 2012). The pro forma adjustments include the pro forma operations of the Property. The acquisition method of accounting was used to allocate the purchase price to tangible and identified intangible assets and liabilities according to their fair values. The amount allocated to building and site improvements and tenant improvements is depreciated over an estimated useful life of 40 years and four years, respectively. The amounts allocated to intangible lease assets and liabilities are amortized over the lives of the leases with an average life of three years and six years, respectively.

Historical revenue of $312,000 and $5.2 million is decreased by $10,000 and $157,000, respectively, for the pro forma net amortization of above and below market leases for the period from January 1, 2012 to January 22, 2012 and for the year ended December 31, 2011.

Expenses are based on historical operations of the previous owner except for real estate property tax which is calculated based on an estimated reassessed tax basis subsequent to the acquisition. Tenant recoveries have been adjusted to reflect the estimated property tax expense.

Interest expense reflects estimated interest costs incurred during the period from January 1, 2012 to January 22, 2012 and for the year ended December 31, 2011 based on borrowings of $13.9 million from the Company’s unsecured revolving credit facility used to fund the acquisition. The Company’s unsecured revolving credit facility bears interest at the rate of LIBOR plus a margin of 220 basis points to 300 basis points, depending on the Company’s leverage ratio. Interest is assumed to be 2.5% for both periods presented based on the interest rate in effect at the time of the Company’s acquisition of the Property in January 2012 and historic LIBOR rates during the period from January 1, 2011 to January 22, 2012, which have ranged from 0.19% to 0.28%.

The addition to weighted average common shares outstanding of approximately 781,065 and 3,230,769 shares of common stock, respectively, for the period from January 1, 2012 to January 22, 2012 and for the year ended December 31, 2011, reflects the effect of the issuance of 3,230,769 shares of common stock for the acquisition of the Property as if the acquisition had occurred on January 1, 2011. The purchase price for the Property of $53.0 million was comprised of $13.9 million in cash paid and the issuance of 3,230,769 shares of the Company’s common stock with a fair value of approximately $39.1 million based on a closing price of $12.11 per share on the date of acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2012	Excel Trust, Inc.

	By:	/s/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP